EXHIBIT 4.3
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Federal Stock  Charter of RFS Bancorp,  Inc.,  incorporated  by reference to the
Registrant's Registration Statement on Form SB-2, dated September 9, 1998, as amended, Registration No. 333-63083, and any amendments thereto.